UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2014

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 22, 2014, Alimera Sciences, Inc. (“Alimera”), pSivida Corp.’s licensee with respect to ILUVIEN®, filed a form 8-K disclosing the following information: “As previously disclosed, [Alimera] has been negotiating with regulatory authorities in France regarding the pricing of ILUVIEN®. These negotiations have taken longer than previously anticipated, and [Alimera] does not plan to commercially launch ILUVIEN® in France prior to reaching a satisfactory agreement with such regulatory authorities, which [Alimera] does not expect to occur in 2014. Therefore, the earliest that ILUVIEN® could be launched in France would be 2015, although there can be no assurance that [Alimera] will reach a satisfactory agreement with such regulatory authorities in 2015, if at all.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2014	pSivida Corp.

/s/ Lori Freedman
	Name:	Lori Freedman
	Title:	Vice President, Corporate Affairs, General Counsel and Secretary